Equity Securities, at Cost	6 Months Ended
Jun. 30, 2026
Equity Securities, at Cost [Abstract]
Equity securities, at cost

Note 21. Equity securities, at cost

Investment in FOSSA SYSTEMS s.l.

On April 8, 2021, WISeKey E.L.A. S.L. invested EUR 440,000 (USD 475,673 at historical rate) to acquire an equity interest in FOSSA SYSTEMS S.L. (“FOSSA”), a Spanish aerospace company providing picosatellites for Low Earth Orbit services, including satellite design, launch and operations.

During the six months ended June 30, 2026, WISeSAT.Space Iberica S.L., a subsidiary of the Group, invested an additional EUR 1,087,633 to acquire 18,052 Series B1A shares of FOSSA. Following this investment, the Group does not control FOSSA and does not have the ability to exercise significant influence over FOSSA.

The Group’s investments in FOSSA do not have readily determinable fair values. The Group has elected the measurement alternative under ASC 321, under which each investment is measured at cost, less impairment, adjusted for observable price changes in orderly transactions for identical or similar investments of the same issuer.

As of June 30, 2026, the Group performed a qualitative impairment assessment and evaluated available transactions involving FOSSA securities for observable price changes. The Group considered the differing economic and governance rights of the securities issued in FOSSA’s financing transactions and concluded that no transaction required an adjustment to the carrying amount of the Group’s existing investments. No impairment loss or adjustment for observable price changes was therefore recorded during the six months ended June 30, 2026.

As of June 30, 2026, the aggregate carrying amount of the Group's investments in FOSSA was EUR 1,527,633 (USD 1,740,206 at the closing exchange rate), comprising the historical EUR 440,000 investment and the EUR 1,087,633 Series B1A investment made during the period.

Investment in Quobly and Joint Cooperation Agreement

On May 26, 2026, SEALSQ acquired 16,666 Series A preferred shares of Quobly SAS (“Quobly”), a French quantum computing company developing silicon-based quantum processors, together with attached anti-dilution warrants, for aggregate consideration of EUR 14,999,400. The investment represents approximately 7.4% ownership of Quobly on a non-diluted basis and is accounted for by the Group as an investment in equity securities under ASC 321. As Quobly is a privately held company and the investment does not have a readily determinable fair value, the investment is measured using the measurement alternative and is recorded at cost, less impairment, and adjusted for observable price changes in orderly transactions for identical or similar investments of the same issuer.

As of June 30, 2026, the carrying amount of the investment was USD 17,453,872 (EUR 14,999,400), and management concluded that no impairment indicators or observable price changes requiring adjustment existed.

In connection with the investment, SEALSQ entered into a five-year Joint Cooperation Agreement with Quobly under which Quobly committed to place a minimum of EUR 5.0 million of orders over the term of the agreement through Statements of Work and to make annual prepayments of EUR 1.0 million. As of June 30, 2026, the Group recognized the initial EUR 1.0 million prepayment as a receivable and corresponding current contract liability; no related revenue was recognized. Refer to Note 40 for the related-party disclosure.